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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): October 7, 1999



                              NEOWARE SYSTEMS INC.
             (Exact name of registrant as specified in its charter)


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
               Delaware                               000-21240                             232705700
---------------------------------------- ------------------------------------- -------------------------------------
    (State or other jurisdiction of            (Commission File Number)        (I.R.S. Employer Identification No.)
            incorporation)

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                400 Feheley Drive, King of Prussia, Pennsylvania
            ---------------------------------------------------------
             19406 (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:  (610) 277-8300


Former name, former address, and former fiscal year, if changed since last report: N/A


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Item 5.  Other Events.


         On October 7, 1999, Neoware Systems, Inc. (the "Company") issued a press release, the text of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety, announcing the signing of a Definitive Agreement to acquire certain assets, assume certain liabilities and acquire the business of MTX, Inc. of Raleigh, North Carolina. In exchange, the Company will issue approximately 25,143,000 shares of its common stock resulting in MTX's shareholders owning 80% of the combined entity upon consummation of the transaction.

         Subject to approval by Neoware shareholders, the companies expect to complete the transaction by year-end or shortly thereafter.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is filed herewith:

Exhibit Number                                        Description
--------------                                        -----------

99.1                                          Registrant's press release,
                                                dated October 7, 1999



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NEOWARE SYSTEMS INC.



Date:  October 19, 1999              By: /s/ Edward C. Callahan
                                         --------------------------------------
                                           Edward C. Callahan, Jr.
                                           President and
                                           Chief Executive Officer


Date:  October 19, 1999              By: /s/ Vincent T. Dolan
                                         --------------------------------------
                                           Vincent T. Dolan
                                           Vice President and
                                           Chief Financial Officer